JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of December 31, 2004, is made by and between Fortress Pinnacle Investment Fund LLC, a Delaware limited liability company ("FPIF"), FIG Advisors LLC, a Delaware limited liability company ("FIGA"), Robert H. Gidel, an individual ("Gidel"), FRIT PINN LLC, a Delaware limited liability company ("FRIT PINN"), FortressRegistered
Investment Trust., a Delaware business trust ("FRIT"), Fortress Investment
Fund LLC, a Delaware limited liability company ("FIF"), Fortress Fund MM LLC, a Delaware limited liability company ("FFMM"), Fortress Investment Group LLC, a Delaware limited liability company ("FIG"), and Fortress Investment Holdings LLC, a Delaware limited liability company ("FIH"). FPIF, FIGA, Gidel, FRIT PINN, FRIT, FIF, FFMM, FIG and FIH collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule
13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement as of the day and year first above written.


                       FORTRESS PINNACLE INVESTMENT FUND LLC


                       By:     /s/Robert H. Gidel
                       ---------------------------------------------------------
                               Robert H. Gidel
                               as sole manager of Fortress Pinnacle Investment
                               Fund LLC

                       FIG ADVISORS LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Chief Operating Officer of Fortress Investment
                               Group LLC, managing member of FIG Advisors LLC

                       ROBERT H. GIDEL


                       /s/Robert H. Gidel
                       ---------------------------------------------------------
                       ROBERT H. GIDEL

                       FRIT PINN LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Vice President and Secretary

                       FORTRESS REGISTERED INVESTMENT TRUST


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Chief Operating Officer and Secretary

                       FORTRESS INVESTMENT FUND LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Chief Operating Officer and Secretary of
                               Fortress Fund MM LLC, managing member of Fortress
                               Investment Fund LLC

                       FORTRESS FUND MM LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Chief Operating Officer and Secretary

                       FORTRESS INVESTMENT GROUP LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               as Chief Operating Officer

                       FORTRESS INVESTMENT HOLDINGS LLC


                       By:     /s/Randal A. Nardone
                       ---------------------------------------------------------
                               Randal A. Nardone
                               As Manager